FUNDX SUSTAINABLE IMPACT FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2021 (UNAUDITED)

Shares			Value
		Investment Companies: 99.7%
		Aggressive Funds:
14,722		Ariel Appreciation Fund - Investor Class	$772,618
20,735		GMO Climate Change Fund - Class I	751,836
25,500		iShares ESG Aware MSCI USA Small-Cap ETF	1,029,435
29,000		Nuveen ESG Mid-Cap Value ETF	1,051,540
23,300		Nuveen ESG Small-Cap ETF	1,051,995
53,272		Pax Small Cap Fund - Institutional Class	1,052,131
79,994		Praxis Small Cap Index Fund - Class I	1,050,317
10,423		Shelton Green Alpha Fund	504,675
		Total Aggressive Funds 27.5%	7,264,547
		Core Funds:
69,527		AB Discovery Value Fund - Advisor Class	1,848,027
119,708		Appleseed Fund - Institutional Class ^	2,078,138
57,556		Ariel Focus Fund - Investor Class ^	1,002,620
30,300		Ariel Fund - Institutional Class	2,587,958
76,108		Calvert US Large Cap Value Responsible Index Fund - Class I	2,373,064
70,878		Fidelity Select Environment & Alternative Energy Portfolio	2,384,344
29,200		Invesco S&P 500 Pure Value ETF	2,253,364
10,000		iShares MSCI Global Impact ETF	994,500
23,828		Oakmark Global Fund - Advisor Class	900,923
43,828		Parnassus Endeavor Fund - Institutional Class	2,677,463
		Total Core Funds 72.2%	19,100,401
		Total Investment Companies
		(Cost $25,505,268)	26,364,948
		Short-Term Investments: 0.5%
119,069		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	119,069
		Total Short-Term Investments
		(Cost $119,069)	119,069
		Total Investments: 100.2%
		(Cost $25,624,337)	26,484,017
		Liabilities in Excess of Other Assets: (0.2)%	(41,709)
		Net Assets: 100.0%	$26,442,308

	^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,171,369 (representing 4.4% of net assets).
	#	Annualized seven-day yield as of June 30, 2021.

Summary of Fair Value Disclosure
June 30, 2021 (Unaudited)

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2021 the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

FundX Sustainable Impact Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$26,364,948	$-	$-	$26,364,948
Short-Term Investments	119,069	-	-	119,069
Total Investments in Securities	$26,484,017	$-	$-	$26,484,017